Exhibit 99.1

FTI CONSULTING, INC. SEGMENT SELECTED FINANCIAL DATA (Unaudited) (All numbers in $000s, except for percentages)
SEGMENT	Q2 2023	Q1 2023	FY2022	Q4 2022	Q3 2022	Q2 2022	Q1 2022	FY2021	Q4 2021	Q3 2021	Q2 2021	Q1 2021	FY2020	Q4 2020	Q3 2020	Q2 2020	Q1 2020
CORPORATE FINANCE & RESTRUCTURING

Revenues	$317,912	$315,652	$1,147,118	$305,314	$282,029	$294,735	$265,040	$979,350	$243,144	$258,826	$241,016	$236,364	$940,375	$227,429	$243,807	$252,174	$216,965
% of Total Revenues	36.7%	39.1%	37.9%	39.4%	36.3%	39.0%	36.6%	35.3%	35.9%	36.9%	33.9%	34.4%	38.2%	36.3%	39.2%	41.5%	35.8%
Adjusted Segment EBITDA	$45,510	$51,847	$214,809	$49,126	$53,519	$58,154	$54,010	$158,019	$23,755	$54,354	$40,924	$38,986	$216,439	$35,018	$56,469	$75,374	$49,578
Adjusted Segment EBITDA Margin	14.3%	16.4%	18.7%	16.1%	19.0%	19.7%	20.4%	16.1%	9.8%	21.0%	17.0%	16.5%	23.0%	15.4%	23.2%	29.9%	22.9%

FORENSIC AND LITIGATION CONSULTING

Revenues	$164,760	$157,739	$579,933	$147,879	$143,289	$146,580	$142,185	$544,454	$126,334	$136,759	$140,701	$140,660	$470,084	$119,573	$111,912	$100,218	$138,381
% of Total Revenues	19.1%	19.6%	19.1%	19.1%	18.5%	19.5%	19.7%	19.6%	18.7%	19.4%	19.8%	20.6%	19.1%	19.0%	18.0%	16.5%	22.9%
Adjusted Segment EBITDA	$25,598	$21,784	$63,573	$17,109	$16,175	$13,503	$16,786	$70,008	$6,970	$17,901	$17,252	$27,885	$33,765	$8,009	$13,337	$(8,157)	$20,576
Adjusted Segment EBITDA Margin	15.5%	13.8%	11.0%	11.6%	11.3%	9.2%	11.8%	12.9%	5.5%	13.1%	12.3%	19.8%	7.2%	6.7%	11.9%	(8.1)%	14.9%

FTI CONSULTING, INC. SELECTED OPERATING DATA (Unaudited)
SEGMENT	Q2 2023	Q1 2023	FY2022	Q4 2022	Q3 2022	Q2 2022	Q1 2022	FY2021	Q4 2021	Q3 2021	Q2 2021	Q1 2021	FY2020	Q4 2020	Q3 2020	Q2 2020	Q1 2020
CORPORATE FINANCE & RESTRUCTURING

Revenue-Generating Headcount (as of period	2,170	2,152	2,100	2,100	2,050	1,898	1,887	1,822	1,822	1,814	1,726	1,777	1,738	1,738	1,690	1,434	1,322
Average Billable Rate (1)	$482	$478	$456	$478	$445	$459	$440	$449	$441	$457	$445	$454	$465	$470	$455	$488	$447
Utilization (2)	58%	59%	60%	56%	61%	62%	62%	58%	55%	61%	59%	59%	62%	52%	63%	70%	67%

FORENSIC AND LITIGATION CONSULTING

Revenue-Generating Headcount (as of period	1,441	1,427	1,430	1,430	1,464	1,380	1,383	1,376	1,376	1,366	1,305	1,274	1,260	1,260	1,289	1,254	1,319
Average Billable Rate (1)	$388	$375	$359	$370	$360	$354	$350	$348	$349	$351	$338	$352	$332	$336	$333	$323	$334
Utilization (2)	58%	57%	54%	53%	53%	56%	56%	56%	50%	55%	61%	60%	51%	52%	49%	46%	58%

(1)  For engagements where revenues are based on number of hours worked by our billable professionals and fixed-fee arrangements, average billable rate per hour is calculated by dividing revenues (excluding revenues from success fees, pass-through revenues and outside consultants) for a period by the number of hours worked on client assignments during the same period.

(2)  We calculate the utilization rate for our billable professionals by dividing the number of hours that all of our billable professionals worked on client assignments during a period by the total available working hours for all of our billable professionals during the same period. Available hours are determined by the standard hours worked by each employee, adjusted for part-time hours, U.S. standard work weeks and local country holidays. Available working hours include vacation and professional training days but exclude holidays. Utilization rates are presented for our segments that primarily bill clients on an hourly basis.

FTI CONSULTING, INC.

RECONCILIATION OF SEGMENT OPERATING INCOME (LOSS) TO ADJUSTED SEGMENT EBITDA

(Unaudited)

(All numbers in $000s)
	Q2 2023	Q1 2023	FY2022	Q4 2022	Q3 2022	Q2 2022	Q1 2022	FY2021	Q4 2021	Q3 2021	Q2 2021	Q1 2021	FY2020	Q4 2020	Q3 2020	Q2 2020	Q1 2020
CORPORATE FINANCE & RESTRUCTURING

Segment Operating Income	$42,116	$47,976	$197,424	$43,008	$49,865	$54,079	$50,472	$148,179	$20,567	$50,999	$40,811	$35,802	$204,465	$31,749	$52,580	$72,880	$47,256
Depreciation and amortization	2,284	1,959	6,965	1,734	1,745	1,768	1,718	5,485	1,347	1,482	1,359	1,297	4,654	1,405	1,151	1,079	1,019
Amortization of intangible assets	1,110	1,912	7,976	1,940	1,909	2,307	1,820	7,485	1,841	1,873	1,884	1,887	6,455	1,864	1,873	1,415	1,303
Special charges	—	—	2,444	2,444	—	—	—	—	—	—	—	—	865	—	865	—	—
contingent consideration	—	—	—	—	—	—	—	(3,130)	—	—	(3,130)	—	—	—	—	—	—

Adjusted Segment EBITDA	$45,510	$51,847	$214,809	$49,126	$53,519	$58,154	$54,010	$158,019	$23,755	$54,354	$40,924	$38,986	$216,439	$35,018	$56,469	$75,374	$49,578

FORENSIC AND LITIGATION CONSULTING
Segment Operating Income (Loss)	$23,885	$20,288	$52,693	$11,047	$14,653	$11,870	$15,123	$64,229	$5,524	$16,418	$15,784	$26,503	$24,463	$6,479	$8,521	$(9,451)	$18,914
Depreciation and amortization	1,490	1,312	5,289	1,206	1,280	1,388	1,415	4,885	1,199	1,234	1,244	1,208	5,022	1,357	1,165	1,124	1,376
Amortization of intangible assets	223	184	977	242	242	245	248	894	247	249	224	174	800	173	171	170	286
Special charges	—	—	4,614	4,614	—	—	—	—	—	—	—	—	3,480	—	3,480	—	—

Adjusted Segment EBITDA	$25,598	$21,784	$63,573	$17,109	$16,175	$13,503	$16,786	$70,008	$6,970	$17,901	$17,252	$27,885	$33,765	$8,009	$13,337	$(8,157)	$20,576